ASSET PURCHASE (Details)	Jun. 05, 2020 USD ($)
ASSET PURCHASE
Property and equipment	$ 47,725
Intangible assets	29,175,230
Total assets	29,222,955
Net purchase (fair value of stock issued, warrants and notes payable)	$ 29,222,955